   As filed with the Securities and Exchange Commission on September 26, 1997

                                                  Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)

                                  ------------

          Delaware                                    77-0182779
  (State of Incorporation)                (I.R.S. Employer Identification No.)

                                 894 Ross Drive
                          Sunnyvale, California 94089
                    (Address of principal executive offices)

                                  ------------

                       1995 Employee Stock Purchase Plan
                           (Full title of the plans)

                               Donald C. McCauley
                   Vice President and Chief Financial Officer
                                  Verity, Inc.
                                 894 Ross Drive
                          Sunnyvale, California 94089
                                 (408) 541-1500
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                  ------------

                                   Copies to:
                             Lana K. Hawkins, Esq.
                               Cooley Godward LLP
                             Five Palo Alto Square
                            Palo Alto, CA 94306-2155
                                 (650) 843-5000

                                  ------------

                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                               PROPOSED MAXIMUM         PROPOSED MAXIMUM
TITLE OF SECURITIES         AMOUNT TO BE      OFFERING PRICE PER       AGGREGATE OFFERING          AMOUNT OF
 TO BE REGISTERED            REGISTERED            SHARE (1)                PRICE (1)           REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.001)                   800,000            $5.375                    $4,300,000               $1,303.03
================================================================================================================

================================================================================
(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing of Registrant's Common Stock on September 24, 1997 as reported on the NASDAQ National Market System.

================================================================================

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-2475


        The contents of Registration Statement on Form S-8 No. 333-2475 filed with the Securities and Exchange Commission on April 8, 1997 are incorporated by reference herein.


                                    EXHIBITS


EXHIBIT
NUMBER
-------
 5.1            Opinion of Cooley Godward LLP.

23.1            Consent of Independent Accountants.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1            Power of Attorney in contained on the signature page.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on September 26, 1997.

                              VERITY, INC.



                              By: /s/ DONALD C. McCAULEY
                                  ----------------------------------------------
                              Title: Vice President and Chief Financial Officer



                               POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary J. Sbona and Donald C. McCauley and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                  Title                           Date


  /s/ GARY J. SBONA        President and Chief Executive   September 26, 1997
------------------------   Officer
    Gary J. Sbona

/s/ DONALD C. McCAULEY     Vice President and Chief        September 26, 1997
------------------------   Financial Officer
  Donald C. McCauley

 /s/ JAMES TICEHURST       Principal Accounting Officer    September 26, 1997
------------------------
   James Ticehurst

/s/ STEVEN KRAUSZ          Director                        September 26, 1997
------------------------
   Steven Krausz

/s/ STEPHEN A. MACDONALD   Director                        September 26, 1997
------------------------
 Stephen A. MacDonald

/s/ CHARLES WAITE, JR.     Director                        September 26, 1997
------------------------
  Charles Waite, Jr.

                                 EXHIBIT INDEX

EXHIBIT                                                         SEQUENTIAL
NUMBER                        DESCRIPTION                       PAGE NUMBER

 5.1    Opinion of Cooley Godward LLP

23.1    Consent of Independent Accountants

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1    Power of Attorney is contained on the signature pages